SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 24, 2002

                                 e.Deal.net,Inc.
                                 ---------------
             (Exact name of registrant as specified in its charter)


Nevada                                333-52040                    98-0195748
------                                ---------                    ----------
(State or other jurisdiction   (Commission File Number)          (IRS Employer
of incorporation)                                        Identification Number)

1628 West 1st Ave, Suite 214, Vancouver, British Columbia              V6J 1G1
----------------------------------------------------------             -------
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code: (604) 659-5024


ITEM 1. Changes in Control of Registrant.

None.

ITEM 2. Acquisition or Disposition of Assets.

None.

ITEM 3. Bankruptcy or Receivership.

None.

ITEM 4. Changes in Registrant's Certifying Accountant.

None.

ITEM 5. Other Events.

None.

ITEM 6. Resignations of Registrant's Director's

Effective July 24, 2002, Mr. Arian Soheili resigned as a Director, Secretary and Treasurer of the Company. Replacing Mr. Soheili in the capacity of Director, Secretary and Treasurer is Mr. Harmel S. Rayat. Between January 1993 and April 2001, Mr. Rayat served as the president of Hartford Capital Corporation, a company that provided financial consulting services to emerging growth corporations. From April 2001 through January 2002 Mr Rayat acted as an independent consultant advising small corporations. Since January 2002, Mr. Rayat has been president of Montgomery Asset Management Corporation, a privately held firm providing financial consulting services to emerging growth corporations. Mr. Rayat, who is the brother of the Company's President and CEO, is also a Director of Entheos Technologies, Inc., Enterprise Technologies, Inc. and Zeta Corporation.


ITEM 7. Financial Statements and Exhibits.

None.

ITEM 8.  Change in Fiscal Year.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    e.Deal.net, Inc.



                                                     /s/Herdev S. Rayat
                                                     --------------------------
                                                     Herdev S. Rayat, President
Date: July 24, 2002